Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V and

Ameritas Variable Separate Account VA-2

Supplement to:

Medley!

Prospectus Dated May 1, 2013

Overture Medley®

Prospectus Dated May 1, 2016

Excel Performance VUL

Prospectus Dated May 1, 2019

Supplement Dated January 6, 2021

Effective December 1, 2020, the investment sub-adviser to the Calvert VP Volatility Managed Growth Portfolio, Class F, Calvert VP Volatility Managed Moderate Growth Portfolio, Class F and Calvert VP Volatility Managed Moderate Portfolio, Class F is Ameritas Investment Partners, Inc.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2494 1-21